Exhibit 99.1

LETTER OF TRANSMITTAL

of

HUGHES NETWORK SYSTEMS, LLC

and

HNS FINANCE CORP.

Offer to Exchange up to $150,000,000 Aggregate Principal Amount of their

9 1/ 2% Senior Notes Due 2014 which have been registered under the Securities Act of 1933, as amended,

For Any and All of their Outstanding

9 1/2% Senior Notes Due 2014

Pursuant to the Prospectus Dated                     , 2009

THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2009 UNLESS EXTENDED BY HUGHES NETWORK SYSTEMS, LLC AND HNS FINANCE CORP. (THE “ISSUERS”) IN THE ISSUERS’ SOLE DISCRETION (THE “EXPIRATION DATE”). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

WELLS FARGO BANK, N.A.

By Registered or Certified Mail: Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480-1517	By Overnight Delivery or Regular Mail: Wells Fargo Bank, N.A Corporate Trust Operations MAC N9303-121 Sixth & Marquette Avenue Minneapolis, MN 55479

By Facsimile:

(612) 667-6282

Confirm by Email:

bondholdercommunications@wellsfargo.com

Confirm by Telephone:

(800) 344-5128

Delivery of this Letter of Transmittal to an Address other than as set forth above or transmission by facsimile to a number other than as set forth above does not constitute valid delivery.

The undersigned acknowledges receipt of the Prospectus dated                     , 2009 (the “Prospectus”) of the Issuers and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Issuers’ offer (the “Exchange Offer”) to exchange their 9 1/2% Senior Notes Due 2014 (the “Exchange Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal aggregate principal amount of their outstanding 9 1/2% Senior Notes Due 2014 (the “Old Notes”). The Old Notes were issued on May 27, 2009.

Each broker dealer that receives the Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of the Exchange Notes. The

Prospectus, as it may be amended or supplemented from time to time, may be used by a broker dealer in connection with resales of the Exchange Notes received in exchange for the Old Notes where the Old Notes were acquired as a result of market making activities or other trading activities. The Issuers have agreed that, for a period of up to 180 days after the consummation of the Exchange Offer, it will make the Prospectus, as amended or supplemented, available to any broker dealer for use in connection with any such resale. In addition, until                     , 2009, all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.

The Issuers will not receive any proceeds from any sale of the Exchange Notes by broker dealers. Exchange Notes received by broker dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over the counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker dealer or the purchasers of any of the Exchange Notes. Any broker dealer that resells the Exchange Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of the Exchange Notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of the Exchange Notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.

For a period of 180 days after the consummation of the Exchange Offer, the Issuers will promptly send additional copies of the Prospectus and any amendment or supplement to the Prospectus to any broker dealer that requests such documents. The Issuers have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holders of the Old Notes) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Old Notes (including any broker dealers) against certain liabilities, including liabilities under the Securities Act.

The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely tradable by holders thereof (except as provided herein or in the Prospectus).

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND

THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

Name(s) and address(es) of registered holder(s) (Please fill in if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**

  *     Need not be completed by Holders tendering by book-entry transfer.

**     Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See instruction 2.

Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company (“DTC”).

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Old Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Issuers or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Notes from the Issuers to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticker Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

SPECIAL EXCHANGE INSTRUCTIONS

(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name

(Please Print)

Address

(Zip Code)

(Tax Identification or Social Security Number)

(See Substitute Form W-9 Herein)

SPECIAL EXCHANGE INSTRUCTIONS

(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name

(Please Print)

Address

(Zip Code)

(Tax Identification or Social Security Number)

(See Substitute Form W-9 Herein)

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers, in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and any beneficial owner of the Old Notes tendered hereby further represent and warrant that (a) it is not an “affiliate,” as defined in Rule 144 under the Securities Act, of the Issuers; (b) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the exchange notes to be issued in the exchange offer; and (c) it is acquiring the exchange notes in its ordinary course of business. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Issuers or who tenders in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the Exchange Notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption “The Exchange Offer—Purpose and Effect of this Exchange Offer.” The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuers had given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

Unless otherwise indicated under “Special Exchange Instructions,” please cause the Exchange Notes to be issued, and return any Old Notes not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Old Notes tendered by book-entry transfer, by credit to the account at DTC). Similarly unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates for Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Exchange Notes, to the undersigned at the address shown below the undersigned’s signature(s). If both “Special Exchange Instructions” and “Special Delivery Instructions” are completed, please cause the Exchange Notes to be issued, and return any Old Notes not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Old Notes or Exchange Notes to, the person(s) so indicated (and in the case of Old Notes tendered by book-entry transfer, by credit to the account at DTC so indicated). The undersigned recognizes that the Issuers have no obligation, pursuant to the “Special Exchange Instructions,” to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the Old Notes so tendered.

Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

TENDERING HOLDER(S) SIGN HERE

Signature(s) of Registered Holder(s) or Authorized Signatory

(See guarantee requirement below)

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes hereby tendered or in whose name Old Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See instruction 3.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Including Zip Code)

Area Code and Telephone No.:

Tax Identification:

SIGNATURE GUARANTEE

(IF REQUIRED—SEE INSTRUCTION 3)

Authorized Signature:

Name(s):

Address:

(Including Zip Code)

Name of Firm:

Area Code and Telephone No.:

Dated:                     , 2009

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1. Delivery of This Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of Old Notes may tender the same by (i) properly completing, dating and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and mailing or delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

Holders of Old Notes may tender Old Notes by book-entry transfer by crediting the Old Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal; the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

THE METHOD OF DELIVERY OF OLD NOTES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE HOLDER’S ELECTION AND RISK. RATHER THAN MAIL THESE ITEMS, WE RECOMMEND THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. HOLDERS SHOULD NOT SEND US THE LETTER OF TRANSMITTAL OR OLD NOTES. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR THEM.

Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery by facsimile transmission, mail or hand delivery or a properly transmitted Agent’s Message and notice of guaranteed delivery setting forth the name and address of the tendering holder, the registered numbers of the Old Notes, the principal amount of Old Notes tendered; stating that the tender is being made thereby, and guaranteeing that, within three (3) New York Stock Exchange trading days after the expiration date, this Letter of Transmittal or facsimile thereof together with the Old Notes or a book-entry confirmation, and any other documents required by this Letter of Transmittal will be deposited by the eligible institution with the exchange agent; and (iii) all tendered Old Notes (or a confirmation of any book-entry transfer of such Old Notes into the Exchange Agent’s account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2. Partial Tenders; Withdrawals.

If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Old Notes tendered in the box entitled “Description of Old Notes Tendered Herewith.” A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

A tender pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date.

To be effective with respect to the tender of Old Notes, (i) a written notice of withdrawal, which notice may be by telegram, telex, facsimile transmission or letter, must be received by the Exchange Agent at the address for the Exchange Agent set forth above; or (ii) holders must comply with the appropriate procedures of DTC’s Automated Tender Offer Program system. For a notice of withdrawal to be effective, it must (i) specify the name of the person who tendered the Old Notes to be withdrawn; (ii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes, or, if applicable, the serial numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates); (iii) where certificates for Old Notes have been transmitted, specify the name in which such Old Notes were registered, if different from that of the withdrawing holder; (iv) include a statement that such holder is withdrawing its election to have such Old Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (with signatures guaranteed by an eligible institution unless such holder is an eligible institution). The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuers, and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the procedures described above, such Old Notes will be credited to an account maintained with DTC for Old Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include DTC) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless Exchange Notes issued in exchange therefor are to be issued, or Old Notes are not tendered or not exchanged are to be returned, in the name of any person other than the registered holder.

Signatures on any such certificates or separate written instruments of transfer or exchange must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, unless the Old Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered holder of any Old Notes listed on the Old Notes, such Old Notes must be endorsed or accompanied by a properly completed bond power. The bond power must be signed by the registered holder as the registered holder’s name appears on the Old Notes and an eligible institution must guarantee the signature on the bond power.

If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by us, they should also submit evidence satisfactory to us of their authority to deliver this Letter of Transmittal.

4. Special Exchange and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Old Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5. Transfer Taxes.

The Issuers shall pay all transfer taxes, if any, applicable to the exchange of Old Notes under the Exchange Offer. If, however, certificates representing Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes under the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes is not submitted herewith, the amount of such transfer taxes will be billed to that tendering holder.

6. Waiver of Conditions.

The Issuers reserve the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated above for further instructions.

8. Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittals or Old Notes will be resolved by the Issuers whose determination will be final and binding. The Issuers reserve the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuers’ counsel, be unlawful. The Issuers also reserve the right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Issuers, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuers’ interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

9. Substitute Form W-9.

Each holder of Old Notes whose Old Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number (“TIN”), generally the holder’s Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Old Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Old Notes, 28% of all such payments will be withheld until a TIN is provided.

10. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Substitute Form W-9

Each tendering holder or other payee (“Payee”) that is a U.S. Person is required to provide a correct taxpayer identification number (“TIN”) and certain other information on Substitute Form W-9, which is provided below. If the Payee is receiving payment for a tendered Note, the Payee must certify that the Payee is not subject to backup withholding by signing and dating the Form pursuant to the instructions in Part 3. A taxpayer’s TIN generally is the taxpayer’s Social Security or federal Employer Identification Number.

If the tendering Payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future write “APPLIED FOR” in Part I. In such case if a TIN has not been provided by the time of payment, tax will be withheld on all payments, until a TIN is provided.

Certain Payees, including, among others, all corporations, are not subject to backup withholding tax. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional information. Such Payees should enter the correct TIN in Part 1 of the Substitute Form W-9, check the box in Part 2 of the Substitute W-9 and sign and date form.

Payments to a Payee that is not a U.S. Person will not be subject to backup withholding tax if the Payee submits a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8 EXP or IRS Form W-8IMY.

Consequences of Failure to File Substitute Form W-9

Failure to provide the information on the Substitute Form W-9 may subject the Payee to a $50 penalty imposed by the Internal Revenues Service and federal income tax backup withholding on any payment. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Payee may claim a refund from the Internal Revenue Service.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No. (“TIN”)	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number
Part 2—Certification—Under penalties of perjury, I certify that:
Part 3—Awaiting TIN [ ]

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

Signature: Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30 PERCENT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number in the near future 28 percent of all reportable cash payments made to me will be withheld until a taxpayer identification number is provided.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the proper identification number to give:

For this type of account:		Give the NAME and SOCIAL SECURITY number of—
1.	Individual account	The individual

2.	Two or more individuals corporation (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION number of—
6.	A valid trust, estate, or pension trust	Legal entity(4)

7.	Corporation or LLC electing corporate status on Form 8832	The corporation

8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employment identification number.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

(Note: Section references are to the Internal Revenue Code.)

Part I. Taxpayer Identification Number (TIN)

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

If you not have a TIN at the time that the you fill out the Substitute Form W-9 but you have applied for one or intend to apply for one soon, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Part II: Exemption from Backup Withholding:

PAYEES EXEMPT FROM BACKUP WITHHOLDING:

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a).

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 or described in section 4947.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

•	Payments made by certain foreign organizations.

•	Payments of patronage dividends not paid in money.

•	Section 404(k) distributions made by an ESOP.

PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX MARKED “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Part III. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1 and 4 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

Signature requirements. Complete the certification as indicated in 1 through 4 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Privacy Act Notice.

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.